TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-02729
SERIES NO.:                 2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                   $    1,479
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                              $      102
           Personal Investment Class                             $       30
           Cash Management Class                                 $    1,318
           Reserve Class                                         $       11
           Resource Class                                        $       69
           Corporate Class                                       $      312

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                   $   0.0001
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                              $   0.0001
           Personal Investment Class                             $   0.0001
           Cash Management Class                                 $   0.0001
           Reserve Class                                         $   0.0001
           Resource Class                                        $   0.0001
           Corporate Class                                       $   0.0001

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                    7,849,769
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 461,111
           Personal Investment Class                                162,048
           Cash Management Class                                  5,304,101
           Reserve Class                                             35,603
           Resource Class                                           324,466
           Corporate Class                                        1,770,575

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                   $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                              $     1.00
           Personal Investment Class                             $     1.00
           Cash Management Class                                 $     1.00
           Reserve Class                                         $     1.00
           Resource Class                                        $     1.00
           Corporate Class                                       $     1.00

GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-02729
SERIES NO.:                 7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                    $    109
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                               $      6
           Personal Investment Class                              $      2
           Cash Management Class                                  $     25
           Reserve Class                                          $      1
           Resource Class                                         $      4
           Corporate Class                                        $      5

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                    $ 0.0002
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                               $ 0.0002
           Personal Investment Class                              $ 0.0002
           Cash Management Class                                  $ 0.0002
           Reserve Class                                          $ 0.0002
           Resource Class                                         $ 0.0002
           Corporate Class                                        $ 0.0002

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                     105,542
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                  5,983
           Personal Investment Class                                 1,955
           Cash Management Class                                    45,020
           Reserve Class                                             5,875
           Resource Class                                            2,372
           Corporate Class                                          28,010

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                    $   1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                               $   1.00
           Personal Investment Class                              $   1.00
           Cash Management Class                                  $   1.00
           Reserve Class                                          $   1.00
           Resource Class                                         $   1.00
           Corporate Class                                        $   1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-02729
SERIES NO.:                 8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                   $    1,160
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                              $      126
           Personal Investment Class                             $       13
           Cash Management Class                                 $      168
           Reserve Class                                         $      109
           Resource Class                                        $       39
           Corporate Class                                       $      127

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                   $   0.0002
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                              $   0.0002
           Personal Investment Class                             $   0.0002
           Cash Management Class                                 $   0.0002
           Reserve Class                                         $   0.0002
           Resource Class                                        $   0.0002
           Corporate Class                                       $   0.0002

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                    4,219,715
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 422,549
           Personal Investment Class                                 37,167
           Cash Management Class                                    222,842
           Reserve Class                                            307,518
           Resource Class                                            97,904
           Corporate Class                                          631,170

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                   $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                              $     1.00
           Personal Investment Class                             $     1.00
           Cash Management Class                                 $     1.00
           Reserve Class                                         $     1.00
           Resource Class                                        $     1.00
           Corporate Class                                       $     1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-02729
SERIES NO.:                16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                   $    14,148
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                              $        31
           Personal Investment Class                             $        13
           Cash Management Class                                 $        77
           Reserve Class                                         $        14
           Resource Class                                        $        12
           Corporate Class                                       $       574

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                   $    0.0008
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                              $    0.0001
           Personal Investment Class                             $    0.0001
           Cash Management Class                                 $    0.0002
           Reserve Class                                         $    0.0001
           Resource Class                                        $    0.0001
           Corporate Class                                       $    0.0005

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                    15,971,877
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                  283,434
           Personal Investment Class                                 115,393
           Cash Management Class                                     457,942
           Reserve Class                                             156,194
           Resource Class                                             72,675
           Corporate Class                                         1,054,155

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                   $      1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                              $      1.00
           Personal Investment Class                             $      1.00
           Cash Management Class                                 $      1.00
           Reserve Class                                         $      1.00
           Resource Class                                        $      1.00
           Corporate Class                                       $      1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-02729
SERIES NO.:                17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                   $    1,855
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                              $      132
           Personal Investment Class                             $      110
           Cash Management Class                                 $      376
           Reserve Class                                         $       19
           Resource Class                                        $       20
           Corporate Class                                       $       81

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                   $   0.0004
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                              $   0.0004
           Personal Investment Class                             $   0.0004
           Cash Management Class                                 $   0.0004
           Reserve Class                                         $   0.0004
           Resource Class                                        $   0.0004
           Corporate Class                                       $   0.0004

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                    1,764,654
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 162,215
           Personal Investment Class                                117,573
           Cash Management Class                                    483,593
           Reserve Class                                             50,400
           Resource Class                                            19,710
           Corporate Class                                           77,043

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                   $     1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                              $     1.00
           Personal Investment Class                             $     1.00
           Cash Management Class                                 $     1.00
           Reserve Class                                         $     1.00
           Resource Class                                        $     1.00
           Corporate Class                                       $     1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-02729
SERIES NO.:                18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class                                    $    243
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Private Investment Class                               $     15
           Personal Investment Class                              $      1
           Cash Management Class                                  $     30
           Reserve Class                                          $     14
           Resource Class                                         $      2
           Corporate Class                                        $     16

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Institutional Class                                    $ 0.0001
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Private Investment Class                               $ 0.0001
           Personal Investment Class                              $ 0.0001
           Cash Management Class                                  $ 0.0001
           Reserve Class                                          $ 0.0001
           Resource Class                                         $ 0.0001
           Corporate Class                                        $ 0.0001

74U.   1   Number of shares outstanding (000's Omitted)
           Institutional Class                                     455,997
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private Investment Class                                 30,467
           Personal Investment Class                                 3,624
           Cash Management Class                                    51,015
           Reserve Class                                            21,773
           Resource Class                                            4,526
           Corporate Class                                          26,477

74V.   1   Net asset value per share (to nearest cent)
           Institutional Class                                    $   1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private Investment Class                               $   1.00
           Personal Investment Class                              $   1.00
           Cash Management Class                                  $   1.00
           Reserve Class                                          $   1.00
           Resource Class                                         $   1.00
           Corporate Class                                        $   1.00